UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

XMAX Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XWIN	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

On December 16, 2025, Xmax Beta Holdings Ltd. (the “Company”), a company incorporated in the Cayman Islands and an indirectly wholly owned subsidiary of XMax Inc., entered into a Subscription Agreement (the “Agreement”) with Preamble X Capital I, a series of Preamble X Capital LLC, a Delaware Limited Liability Company. Pursuant to the Agreement, the Company made an additional subscription in an aggregate amount of US$5,375,000 (the “Subscription Amount”), thereby increasing the Company’s interest in Preamble X Capital I to approximately 99.9%.

Allocations Fund Administration, LLC is the administrative manager of Preamble X Capital I. The applicable management fee percentage for the Company is 0%. On December 17, 2025, the Company completed the subscription.

On December 18, 2025, Preamble X Capital I entered into a Subscription Agreement with a certain fund to subscribe certain interest of such fund for an amount of $5,400,000, which will be used by such fund to purchase shares of X.AI Holdings Corp., a Nevada corporation.

The Agreement is filed as Exhibits 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreement is subject to, and qualified in its entirety by, the Agreement, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 2, 2025, Preamble X Capital I, a series of Preamble X Capital LLC entered into a Subscription Agreement with a dedicated SPV (the “SPV”) to subscribe 40,106 equity certificates in the SPV for an amount of US$2,999,928.80 (the “Transaction”) and the SPV holds 502,236 equity certificates, and each certificate is entitled to a share of Series B Preferred Stock of X.AI Holdings Corp., a Neveda corporation (“xAI”) and such Series B Preferred Stock of xAI are directly held by a certain fund, as previously disclosed in the Form 8-K filed by the Company with SEC on December 8, 2025, amended on December 10, 2025. On December 16, 2025, Preamble X Capital I closed the Transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Subscription Agreement between Xmax Beta Holdings Ltd. and Preamble X Capital I, a series of Preamble X Capital LLC dated December 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XMax Inc.

	By:	/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer

Date: December 22, 2025